SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934


Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  [_]

Check  the  appropriate  box:
[_]  Preliminary  Proxy  Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive  Proxy  Statement
[_]  Definitive  Additional  Materials
[_]  Soliciting  Material  Under  240.14a-12


                 CYBER MERCHANTS EXCHANGE, INC., D.B.A. C-ME.COM
            ---------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


            ---------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment  of  Filing  Fee  (Check  the  appropriate  box):
[X]  No  fee  required
[_]  $125  per  Exchange  Act  Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2)  of  Schedule  14A.
[_]  Fee  computed  on  table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title  of  each  class  of  securities  to  which  transaction applies:

         -----------------------------------------------------------------------
     2)  Aggregate  number  of  securities  to  which  transaction  applies:

         -----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------
     4)  Proposed  maximum  aggregate  value  of  transaction:

         -----------------------------------------------------------------------
     5)  Total  fee  paid:


[_]  Fee  paid  previously  by  written  preliminary  materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
                                 -----------------------------------------------
     2)  Form Schedule or Registration Statement No.:
                                                      --------------------------
     3)  Filing Party:
                       ---------------------------------------------------------
     4)  Date Filed:
                     ----------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                DECEMBER 14, 2000


--------------------------------------------------------------------------------

November 14, 2000

TO  OUR  SHAREHOLDERS:

I am pleased to invite you to attend the annual meeting of stockholders of Cyber Merchants Exchange, Inc. as detailed below:

DATE AND TIME         Thursday,  December  14,  2000,  at  10:00  a.m.

PLACE                 Sheraton  Pasadena  Hotel
                      303  East  Cordova  Street
                      Pasadena,  CA  91101

ITEMS OF BUSINESS
                      1. To elect six directors of the Company to serve until the 2001 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

                      2. To ratify the selection of BDO Seidman LLP as the Company's independent auditors for the fiscal year ending 2001; and

                      3. To transact such other business as may properly come before the meeting or any adjournment thereof.

RECORD DATE           Only  shareholders  of  record at the close of business on
                      November 1, 2000, the record date for the meeting, are entitled to receive notice of and to vote at the Annual
                      Meeting  or  any  adjournments  thereof.

VOTING BY PROXY       To  assure  your  representation  at  the meeting, you are urged to vote your shares by designating your proxies as promptly as possible.

     All of the Company's shareholders are invited to attend the Annual Meeting. YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE PRE-ADDRESSED ENVELOPE PROVIDED WITH THIS NOTICE OR FAX IT TO (626) 793-5096. NO ADDITIONAL POSTAGE IS REQUIRED IF THE PROXY CARD IS MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU WISH.

                                 By Order of the Board of Directors,


                                   /s/  Frank  S.  Yuan
                                -----------------------------------
                                Frank  S.  Yuan
                            Chairman of the Board and Chief Executive Officer

                 CYBER MERCHANTS EXCHANGE, INC., D.B.A. C-ME.COM
                        600 South Lake Avenue, Suite 405
                           Pasadena, California  91106
                               Tel: (626) 793-5000
                               Fax: (626) 793-5096


                                 PROXY STATEMENT


                     DATE, TIME AND PLACE OF ANNUAL MEETING

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cyber Merchants Exchange, Inc., d.b.a. C-ME.com (the "Company") for use at the 2000 Annual Meeting of Shareholders to be held at the Sheraton Pasadena Hotel, 303 East Cordova Street, Pasadena, California, 91101, on December 14, 2000, at 10:00 a.m., local time, and at any adjournments thereof, for the purposes set forth herein and in the accompanying Notice. The record date for the meeting is the close of business on November 1, 2000. All holders of record of the Company's common stock on the record date are entitled to notice of the meeting and to vote at the meeting and any meetings held upon adjournment of that meeting. The approximate date of mailing of this Proxy statement and the accompanying proxy is November 14, 2000.

                                PROXY INFORMATION

     A proxy form is enclosed. Whether or not you plan to attend the meeting in person, please date, sign and return the enclosed proxy card, as promptly as possible, in the postage prepaid envelope provided to insure that your shares will be voted at the meeting. You may revoke your proxy at any time prior to its use by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date, or by attending the meeting and voting in person. Unless you instruct otherwise in the proxy, any proxy, if not revoked, will be voted at the meeting:

     (1) To elect six directors of the Company to serve until the 2001 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

     (2) To ratify the selection of BDO Seidman LLP as the Company's independent auditors for the fiscal year ending 2001; and

     (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

                             RECORD DATE AND VOTING

RECORD  DATE

     The record date for the Special Meeting is the close of business on November 1, 2000. If the shareholders of record on November 1, 2000 present, in person or represented by their proxies, at the meeting hold a majority of the Company's outstanding stock entitled to vote, a quorum will exist for the transaction of business at the meeting. Shareholders of record who abstain from voting, including brokers holding their customers' shares who cause abstentions to be recorded, are counted as present for quorum purposes.

SHAREHOLDER  LIST

     At least 10 days before the Annual Meeting, the officer or agent in charge of the stock transfer books for the shares of the corporation will make a complete list of the shareholders entitled to vote at the meeting arranged in alphabetical order, with the address and number of shares held by each shareholder. The list will be kept on file at the principal offices of the Company and will be subject to inspection by any shareholder at any time during usual business hours. The list will be present for inspection at the Annual Meeting.

PROXIES

     Each shareholder entitled to vote at the Annual Meeting may vote by proxy executed in writing by the shareholder or by his or her duly authorized attorney-in-fact, but no proxy can be voted or acted upon after six months from its date, unless the proxy provides for a longer period. The proxy must be filed with the Inspector of Elections of the Company before or at the time of the Annual Meeting.

     The following constitute valid means by which a shareholder may authorize another person to act for him or her as proxy:

     (1) A shareholder may execute a writing authorizing another person or persons to act for him or her as proxy. The proxy may be limited to specific proposals. Execution may be accomplished by the signing of the writing by the shareholder or his or her authorized officer, director, employee or agent or by causing his or her signature to be affixed to the writing by any reasonable means including, but not limited to, a facsimile signature.

     (2) A shareholder may authorize another person or persons to act for him or her as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy. The transmission must either set forth or be submitted with information from which it can be determined that it was authorized by the shareholder.

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable out-of-pocket expenses regarding these solicitations. Certain of the Company's directors, officers and regular employees, without additional compensation, may solicit proxies personally or by telephone, electronic mail, facsimile or telegram. The Company will pay no additional compensation to its officers, directors and employees for these activities.

DATE  AND  TIME  OF  OPENING  AND  CLOSING  OF  THE  POLLS

     The date and time of the opening of the polls for the Annual Meeting of the Shareholders of the Company shall be 10:00 a.m. on December 14, 2000. The time of the closing of the polls for voting shall be announced at the Annual Meeting. No ballot, proxies or votes, nor any revocations or changes to a vote, shall be accepted after the closing of the polls unless a court of equity, upon application by a shareholder, determines otherwise.

VOTING

     The Inspector of Elections will tabulate votes cast by proxy or in person at the Annual Meeting with the assistance of the Company's transfer agent. The Inspector of Elections will also determine whether a quorum is present. Each shareholder of record at the close of business on November 1, 2000, is entitled to one vote for each share then held on each matter submitted to a vote of shareholders. Brokers holding shares of record for their customers generally are not entitled to vote on certain matters unless their customers give them specific voting instructions. If the broker does not receive specific instructions, the broker will note this on the proxy form or otherwise advise the Company that it lacks voting authority.

     The voting requirements for the election of directors and any other proposals to be considered by the shareholders at the Annual Meeting are as follows:

     Election  of  Directors
     -----------------------

- A shareholder submitting a Proxy may vote for all or any of the nominees for election to the Board of Directors or may withhold his or her vote from all or any of such nominees. Directors are elected by a plurality of votes.

- If a submitted proxy is properly signed but unmarked in respect of the election of directors to the board, the proxy agents named in the proxy will vote all the shares represented thereby for the election of all of the nominees for director.

- All of the nominees have agreed to serve the Company as a director if elected. However, should any nominee become unwilling or unable to serve if elected, the Proxy Agents named in the Proxy will exercise their voting power in favor of such other person as the Board of Directors of the Company may recommend.

- In accordance with California corporations law and the Company's Bylaws, the election of a nominee to the Board requires a quorum consisting of a majority of the Company's issued and outstanding shares entitled to vote, and a favorable vote by a plurality of the Company's issued and outstanding shares entitled to vote for the nominee. An abstention from voting on this matter by a shareholder, while included for purposes of calculating a quorum for the meeting, has no effect on the election of nominees to the Board. In addition, although broker "non-votes" will be counted for purposes of attaining a quorum, they will have no effect on the vote for nominees.

Ratification  of  Board's  Selection  of  Independent  Auditors
---------------------------------------------------------------

- A shareholder submitting a Proxy may vote for or against or abstain from voting for ratification of the Board's selection of independent auditors for the fiscal year ending June 30, 2001.

- If a submitted proxy is properly signed but unmarked in respect of the ratification of the selection of independent auditors, the proxy agents named in the proxy will vote all the shares represented thereby for ratification of the independent auditors.

- In accordance with California corporations law and the Company's Bylaws, a proposal submitted to the shareholders of the Company requires a quorum consisting of a majority of the Company's issued and outstanding shares entitled to vote, and a favorable vote of a majority of the Company's issued and outstanding shares entitled to vote on the proposal. An abstention from voting on this matter by a shareholder, while included for purposes of calculating a quorum for the meeting, has no effect on the ratification of the selection of independent auditors. In addition, although broker "non-votes" will be counted for purposes of attaining a quorum, they will have no effect on the vote for ratification of the selection of independent auditors.

ANNUAL  REPORT

     This Proxy Statement is accompanied by the Annual Report of the Company for the fiscal year ended June 30, 2000. Shareholders are encouraged to read the Annual Report in connection with the information contained herein.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     As of October 15, 2000, the Company had 7,589,669 shares of its common stock issued and outstanding. Each share of record on November 1, 2000, will be entitled to one vote at the Annual Meeting.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

     The following table sets forth as of October 15, 2000 certain information known to the Company regarding the beneficial ownership of the Company's common stock, and as adjusted to reflect the share ownership for (i) each executive officer or director of the Company who beneficially owns shares; (ii) each shareholder known to the Company to beneficially own five percent or more of the outstanding shares of its common stock; and (iii) all executive officers and directors as a group. The Company believes that the beneficial owners of the common stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such Shares, subject to community property laws where applicable. The individuals listed in the table are accessible at the following address: 600 South Lake Avenue, Suite 405, Pasadena, California, 91106.

                                    PRINCIPAL STOCKHOLDERS

-----------------------------------------------------  ----------------  ---------------------
                                                          AMOUNT AND
                                                          NATURE OF      PERCENTAGE OF COMMON
NAME                                                   BENEFICIAL OWNER   SHARES OUTSTANDING
-----------------------------------------------------  ----------------  ---------------------
(I) DIRECTORS AND EXECUTIVE OFFICER
-----------------------------------------------------  ----------------  ---------------------
Frank S. Yuan Family Trust - CEO and Chairman of the
Company (1)                                                   2,862,600                 34.04%
-----------------------------------------------------  ----------------  ---------------------
John F. Busey, President and Director (2)                       165,928                  1.97%
-----------------------------------------------------  ----------------  ---------------------
Serena Kokjer-Greening, COO (3)                                  77,093                  0.92%
-----------------------------------------------------  ----------------  ---------------------
James Vandeberg, Corporate Secretary (4)                         10,315                  0.12%
-----------------------------------------------------  ----------------  ---------------------
Philip Hawley, Director (5)                                     235,000                  2.80%
-----------------------------------------------------  ----------------  ---------------------
Deborah Shamaley, Director                                      300,000                  3.57%
-----------------------------------------------------  ----------------  ---------------------
Charles Rice, Director (6)                                       85,000                  1.01%
-----------------------------------------------------  ----------------  ---------------------
Howard Moore, Director (7)                                       30,000                  0.36%
-----------------------------------------------------  ----------------  ---------------------
(II) ALL DIRECTORS AND OFFICERS AS A GROUP                    3,765,936                 44.79%
-----------------------------------------------------  ----------------  ---------------------
TOTAL OUTSTANDING SHARES                                      7,589,669                100.00%
-----------------------------------------------------  ----------------  ---------------------

(1)  Includes  2,388,000 shares of common stock held by the Frank S. Yuan Family Trust.  Frank
Yuan  is  the  trustee  of  the trust and he and his wife are its sole members.  Also includes
274,600  shares  of  common  stock  issuable  within  60  days upon exercise of stock options.

(2)  Includes  165,928  shares  of common stock issuable within 60 days upon exercise of stock options.

(3)  Includes  77,093  shares  of  common stock issuable within 60 days upon exercise of stock options.

(4)  Includes  10,315  shares  of  common stock issuable within 60 days upon exercise of stock options.

(5)  Includes  235,000  shares  of common stock issuable within 60 days upon exercise of stock options.

(6)  Includes  25,000  shares  of  common stock issuable within 60 days upon exercise of stock options.

(7)  Includes  30,000  shares  of  common stock issuable within 60 days upon exercise of stock options.


CHANGE  IN  CONTROL

     The Company is not aware of any arrangement that would upset the control mechanisms currently in place. Although it is conceivable that a third party could attempt a hostile takeover of the Company, the Company has not received notice of any such effort.

                        ELECTION OF DIRECTORS - NOMINEES

     At the Annul Meeting, six directors, who will constitute the entire Board of Directors, are to be elected to serve until the next Annual Meeting of shareholders or until their successors shall be elected and shall qualify. All nominees have consented to being named as nominees and have agreed to serve if elected.

     The table below sets forth certain information with respect to the nominees for election as directors of the Company to serve until the 2001 Annual Meeting of Shareholders. The Board of Directors has no reason to believe that the six nominees will be unwilling or unable to serve.


             NAME  OF  NOMINEE    AGE     POSITIONS  HELD
             -----------------    ---     ---------------
             John  F.  Busey       53     President  and  Director  since 1999

             Philip M. Hawley      75     Director  since  2000

             Howard  Moore         70     Vice-Chairman of the Board since 1998

             Charles  Rice         58     Director  since  1996

             Deborah Shamaley      42     Director  since  1996

             Frank  S.  Yuan       53     Chairman of the Board since 1996
                                          Chief Executive Officer since 1996

     THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR EACH OF THE NOMINEES NAMED ABOVE TO SERVE ON THE COMPANY'S BOARD OF DIRECTORS.

     The following text sets forth certain biographical information concerning each nominee:

     John  F.  Busey.  John  F.  Busey, president of C-ME.com, has more than two
     ---------------
decades of experience in strategic, operational and financial planning and management with the former Carter Hawley Hale Stores, the multi-billion dollar department and specialty holding company which operated under the following names: The Broadway; Neiman Marcus; Contempo Casuals; Emporium; Weinstock's; Bergdorf Goodman; Holt Renfrew - Canada; Waldenbooks; John Wanamaker; Thalhimers; and Sunset House. As president of Carter Hawley Hale Stores finance subsidiary, and vice president and treasurer of the company, Mr. Busey was responsible for all finance, banking and investment functions, including mergers, acquisitions and divestitures, an initial public offering, and corporate restructuring and recapitalization. From 1995 until joining the Company as President in 1999, Mr. Busey focused his energy on the non-profit efforts of the Southern California Housing Development Corporation helping local cities create affordable housing. Mr. Busey received a B.S. in finance and economics from the Menlo School of Business and a M.B.A. from the University of Southern California. He also completed the Executive Financial Management Program at the Stanford University Graduate School of Business.

     Philip M. Hawley.  Philip Hawley has served as a director and member of the
     ----------------
Company's Executive and Audit Committees since February, 2000. For the past three years, Mr. Hawley has been Chairman and C.E.O. of Krause's Furniture Inc. (AMEX: KFI), a leading manufacturer and retailer of custom-crafted furniture that is involved in business-to-business e-commerce. Prior to joining Krause's, Mr. Hawley served as Chairman and C.E.O. of the former Carter Hawley Hale Stores, Inc., the multi-billion dollar department and specialty store holding company which operated under the following names: The Broadway; Neiman Marcus; Contempo Casuals; Emporium; Weinstock's; Bergdorf Goodman; Holt Renfrew - Canada; Waldenbooks; John Wanamaker; Thalhimers; and Sunset House. Mr. Hawley has retired from the positions on the Boards of Directors for AT&T, Atlantic Richfield Company, Bank of America Corporation, Johnson and Johnson, and the Weyerhaeuser Company. In addition, he is a life trustee for the Huntington Library and Art Gallery, Pasadena, and the University of Notre Dame, and a trustee for the California Institute of Technology. Mr. Hawley holds a B.S. degree from the University of California, Berkeley, and completed the Advanced Management Program at Harvard University's Graduate School of Business Administration.

     Howard  Moore.  Howard  Moore,  director of Toys 'R' Us, has fifty years of
     -------------
retail experience. From 1984, when Mr. Moore joined Toys 'R' Us as executive vice president and general merchandise manager, until 1990, when he retired, sales increased from $480 million to $4.8 billion. Mr. Moore has served on the Toys 'R' Us board of directors since 1984. He is also founder and president of Howard Moore Associates, a company, which provides marketing, product licensing, packaging and merchandising consulting to the toy industry. Previously, he was president and CEO of Toy Town, USA, Inc. after founding and operating two other toy chain stores.

     Charles  Rice.  Charles  Rice,  a  former senior international and domestic
     -------------
buyer, has more than 30 years of apparel buying experience, working for both Sears and Ward's. He brings extensive lists of long established contacts with both retailers and vendors to the Company's board. Mr. Rice holds a B.S. degree in business and economics from the University of Delaware.

     Deborah  Shamaley.  Deborah  Shamaley,  a  chain store entrepreneur, has 20
     -----------------
years of retail and wholesale apparel experience. Ms. Shamaley co-founded the Texas Apparel Group (TAG). TAG imported and sold women's apparel wholesale to more than 1800 retailers including Nordstrom's, J.C. Penney's, Sears, and Burlington Coat Factory. TAG also owned and operated a 23 apparel store-chain under the name $11.99 Puff. Ms. Shamaley sold the company in 1996.

     Frank  Yuan.  Combining  decades  of experience in the apparel and computer
     -----------
industries, Frank Yuan has developed a business that draws on his extensive knowledge of the retail industry, apparel manufacturing, computer technology, and financial businesses. Before starting the Company, he founded a retail clothing chain and a men's clothing line and co-founded UNI-CGS, Inc., a computer hardware importer and wholesaler. Mr. Yuan also founded UNI-Fortune, a real-estate development company, and co-founded United National Bank, Evertrust Bank, Western Cities Title Company and Serv-American National Title. Mr. Yuan received a B.A. degree in economics from Fu-Jen Catholic University in Taiwan and a M.B.A. degree from Utah State University.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Directors and officers of the Company are required by Section 16 of the Securities Exchange Act of 1934 to report to the Securities and Exchange Commission their transactions in, and beneficial ownership of, the Company's common stock, including any grants of options to purchase common stock. To the best of the Company's knowledge, for the period from July 1, 1999, to June 30, 2000, all reports were filed on a timely basis.

                          BOARD MEETINGS AND COMMITTEES

     The Board of Directors has, as standing committees, an Executive Committee, a Compensation Committee and an Audit Committee. During the fiscal year ended June 30, 2000, the Board of Directors held four regular meetings and three special meetings. All directors attended 80% or more of the total meetings of the Board and committees of the Board on which they served.

     The Executive Committee consists of Frank Yuan, John Busey, Howard Moore, Philip Hawley and Charles Rice. The Executive Committee has authority to take any action other than appointment of auditors, election and removal of directors and appointment of officers, which can be taken only by the entire Board. During the fiscal year ended June 30, 2000, the Executive Committee held seven meetings.

     The Compensation Committee consists of Frank Yuan, Howard Moore and Charles Rice. The principal functions of the Compensation Committee are to establish the compensation of executive officers, review management organization and development, review significant employee benefit programs and to administer the Company's Stock Option Plan.

     The Audit Committee consists of three independent directors, Howard Moore, Philip Hawley and Charles Rice. The Audit Committee is responsible for aiding management in the establishment and supervision of the Company financial controls, evaluating the scope of the annual audit, reviewing audit results, consulting with management and the Company's independent accountants prior to the presentation of financial statements to the shareholders and, if appropriate, initiating inquiries into aspects of the Company's financial affairs. The Audit Committee held two meetings during the fiscal year ended June 30, 2000.

     The Company does not have a Nominations Committee. The Board of Directors, as a whole, identifies and screens candidates for membership on the Company's Board.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

COMPENSATION  OF  NAMED  EXECUTIVE  OFFICERS

     The following table sets forth the compensation we have paid to each executive officer and all executive officers as a group, for the fiscal year ended June 30, 2000, annual compensation, including salary and bonuses paid by the Company to the CEO. No other executive officers received more than 100,000 in the fiscal year ended June 30, 2000. The Company does not currently have a long term compensation plan and does not grant any long term compensation to its executive officers or employees. The table does not reflect certain personal benefits, which in the aggregate are less than ten percent of each Named
Executive Officer's salary and bonus. No other compensation was granted for this fiscal year ended June 30, 2000.

                                       SUMMARY COMPENSATION TABLE

                                           Long Term Compensation
                            Annual  Compensation                Awards            Payouts
                    ----------------------------------  ------------------------  --------
                                                                     Securities
Name                                          Other     Restricted   Underlying
and                                           Annual       Stock      Options/      LTIP     All Other
Principal                                    Compens-    Award(s)     SARs (#)    Payouts     Compen-
Position      Year  Salary ($)   Bonus ($)   tion ($)       ($)          (1)        ($)      ation ($)
------------  ----  -----------  ---------  ----------  -----------  -----------  --------  -----------

Yuan, Frank   2000  $    84,000  N/A        $        0  N/A             525,000   N/A       $         0
(CEO)         1999  $    50,000  N/A        $        0  N/A                   0   N/A       $         0
              1998  $    25,818  N/A        $        0  N/A                   0   N/A       $         0
------------  ----  -----------  ---------  ----------  -----------  -----------  --------  -----------
Busey, John   2000  $    75,000  N/A        $        0  N/A             300,000   N/A       $         0
(President)
------------  ----  -----------  ---------  ----------  -----------  -----------  --------  -----------
Kokjer        2000  $    63,174  N/A        $        0  N/A             180,000   N/A       $         0
reening,
Serena
(COO)
------------  ----  -----------  ---------  ----------  -----------  -----------  --------  -----------

(1) Consists of grants of stock options under the Company's 1996 and 1999 Stock Option Plans.

     The following table sets forth certain information concerning grants of stock options pursuant to the 1996 and/or 1999 Stock Option Plans to each Named Executive Officer during the year ended June 30, 2000.

                        OPTION / SAR GRANTS IN LAST FISCAL YEAR

                                     % of Total
                     Number of        Options /
                     Securities         SARS
                     Underlying      Granted to
                   Options / SARS   Employees in     Exercise or Base
Name                  Granted      Fiscal Year (1)     Price ($/Sh)     Expiration Date
-----------------  --------------  ---------------  ------------------  ---------------
Yuan, Frank (CEO)         525,000            46.8%  $    0.40 to $3.25          10/1/09
-----------------  --------------  ---------------  ------------------  ---------------
Busey, John               300,000            26.8%  $             3.25          10/1/09
(President)
-----------------  --------------  ---------------  ------------------  ---------------
Kokjer-Greening,          180,000            16.1%  $             6.75          10/1/10
Serena (COO)
-----------------  --------------  ---------------  ------------------  ---------------

(1) Options to purchase an aggregate of 1,121,252 shares of Common Stock were granted to employees, including the Named Executive Officers, during the fiscal year ended June 30, 2000. Stock options granted are under the terms of the 1996 and/or 1999 Stock Option Plans. Generally, vesting of granted stock options are based on the following schedule: 25% of grant vests 6 months after the start of employment, then at 4.16% per month, to be completely vested in two years.

     The following table sets forth certain information concerning exercises of stock options pursuant to the 1996 and/or 1999 Stock Option Plans by each Named Executive Officer during the year ended June 30, 2000 and stock options held at year end.

                     AGGREGATED OPTION / SAR EXERCISES IN LAST FISCAL YEAR
                                 AND FY-END OPTION / SAR VALUES

                                                              Number of
                                                              Securities          Value of
                                                              Underlying         Unexercised
                                                             Unexercised        In-the-Money
                                                            Options / SARs     Options / SARs
                                                            At FY-End (#)       at FY-End ($)

                   Shares Acquired                          Exercisable /       Exercisable /
Name               On Exercise (#)   Value Realized ($)     Unexercisable      Unexercisable *
-----------------  ----------------  -------------------  ------------------  -----------------
Yuan, Frank (CEO)                 0  $                 0   191,400 / 333,600  $      693,300  /
                                                                              $       1,084,200
-----------------  ----------------  -------------------  ------------------  -----------------
Busey, John                       0  $                 0    99,960 / 200,040  $      324,870  /
(President)                                                                   $         650,130
-----------------  ----------------  -------------------  ------------------  -----------------
Kokjer-Greening,                  0  $                 0         0 / 180,000  $          0 / $0
Serena (COO)
-----------------  ----------------  -------------------  ------------------  -----------------

* On June 30, 2000, the average of the high and low price of the stock trading on the OTC BB was $6.50.

THE  1996  STOCK  OPTION  PLAN

     The Company's 1996 stock option plan (the Plan) provides for granting of stock options to employees, and non-employee directors. The Company has reserved 250,000 shares of common stock for issuance under the Plan. The Board of Directors determines the terms and conditions of grants of stock options. Generally, one-half of the granted option is exercisable after the employee's first year of employment. The remaining option is exercisable after the end of the employee's third year of employment. The option granted will expire within three months after termination of employment.

     During the year ended June 30, 1999, the Company granted 15,000 options under 1996 Plan to a non-employee director at exercise price of $0.40 per share. During the year ended June 30, 2000, the Company granted 70,000 options under the 1996 Plan to all directors for their service for the year ended June 30, 1999 and 35,000 options to four employees as incentive at exercise price of $0.40 per share. The Company recognized a total stock compensation expense of $275,800, among which $91,000 was related to employees and $184,800 was related to non-employees.

THE  1999  STOCK  OPTION  PLAN

     The Company's 1999 stock option plan (the Plan) provides for granting of stock options to employees, officers, directors, and other entities that have made contributions to the Company. The Company has reserved 2,000,000 shares of common stock for issuance under the Plan. The Board of Directors determines the terms and conditions of granting stock options. Generally, the vesting period is two years allocating as follows: the first 25% of options granted is exercisable after the first six months of employment, then 4.16% is vested each month thereafter. The Plan provides for the useful life of the options granted to be 10 years starting from the granting date. The options granted will be expired within one month after the termination of employment.

     During the year ended June 30, 2000, the Company granted a total of 1,655,315 options to employees, directors, officers, consultants, attorneys, finders, and outside sales representatives. The exercise prices of options granted vary and range from $3.25 to $13.12. The Company applies APB Opinion No. 25 "Accounting for Stock Issued to Employees" and related interpretations in accounting for its stock option plans. As a result, the Company recognized a total stock compensation expense of $2,077,187 among which $1,258,214 was related to employees and $818, 973 were related to non-employees.

COMPENSATION  OF  DIRECTORS

     At this time, non-employee directors of the company are compensated with stock options under the Company's 1996 and 1999 Stock Option Plans. Employee directors are not compensated beyond their regular salaries. All directors are reimbursed for any reasonable expenses incurred in the course of fulfilling their duties as a director of the Company.

     Stock options have been granted to non-employee directors of the Company for the year ended June 30, 2000, as follows:


Name                    Date    1996 Plan  1999 Plan  Total
--------------------  --------  ---------  ---------  ------

HOWARD MOORE
     OPTIONS @ $0.40   1/28/99     15,000             15,000
     OPTIONS @ $0.40  10/25/99     10,000             10,000
     OPTIONS @ $3.25   10/1/99                15,000  15,000
                                                      ------
     TOTAL                                            40,000
------------------------------------------------------------
CHARLES RICE
     OPTIONS @ $0.40  10/25/99     10,000             10,000
     OPTIONS @ $3.25   10/1/99                15,000  15,000
                                                      ------
     TOTAL                                            25,000
------------------------------------------------------------
DEBORAH SHAMALEY
     OPTIONS @ $0.40  10/25/99     10,000             10,000
     OPTIONS @ $3.25   10/1/99                15,000  15,000
                                                      ------
     TOTAL                                            25,000
------------------------------------------------------------
PHILIP M HAWLEY
     OPTIONS @ $6.50    1/3/00                15,000  15,000
                                                      ------
     TOTAL                                            15,000


Employment  /  Consulting  Contracts

     John  F.  Busey  Employment  Agreement
     --------------------------------------

     On October 1, 1999, the Company entered into an employment agreement with Mr. John F. Busey. Mr. Busey is appointed as President and member of the board of directors of the Company, effective October 1, 1999 for a three-year term through October 1, 2002. The term of the 1999 Busey Agreement will be extended for one additional year at the end of each year unless either Mr. Busey or the Company elects not to extend the term by notice given at least 30 days prior to the expiration of the current term. If either party elects not to extend the 1999 Busey Employment Agreement in accordance with the foregoing, then, upon the then-current effective date of expiration, the Company will continue to pay Mr. Busey's salary and employee benefits for a period of three months.

     Mr. Busey's base salary shall be $100,000 per year. The Company will provide Mr. Busey with medical/health insurance, three weeks paid vacation and sick leave. Mr. Busey is eligible to receive all other benefits made available by the Company to similarly situated corporate offices and employees, subject to the terms, conditions and overall administration of such benefits and plans, in accordance with the Company's Employee Handbook. The Company will reimburse all business expenses incurred by Mr. Busey on behalf of the Company.

     Mr. Busey was granted stock options for 300,000 shares of common stock at the exercise price of $3.25 per share under the 1999 Stock Incentive Plan, which will vest in accordance with the newly-hired employee vesting schedule. Mr. Busey is also entitled to receive stock options for 5% of the shares of any new issuance of the Company's common stock on an undiluted basis at the exercise price equal to the current market price at the end of the day of new issuance. This additional stock option is subject to the approval of the investment bankers or investors who are leading the new issuance of the Company's common stock. Subsequent to June 30, 2000, Mr. Busey received additional 77,154 stock options pursuant to the aforementioned term.

     In the event that the 1999 Busey Agreement is terminated with cause by Mr. Busey or without cause by the Company, Mr. Busey is entitled to receive the full amount of salary and employee benefits for three months. These damages shall be reduced by all amounts that he earns during the period between the termination of his employment under this agreement and payment of the damages. Any dispute arising between the Company and Mr. Busey will be resolved in arbitration.

     Serena  Kokjer-Greening  Employment  Agreement
     ----------------------------------------------

     On January 31, 2000 the Company entered into an employment agreement with Ms. Serena Kokjer-Greening. Ms. Kokjer-Greening is appointed as Chief Operating Officer of the Company, effective January 31, 2000 for a three-year term through January 30, 2003 unless earlier terminated. The term of employment shall continue on an annual basis until terminated at the option of either party upon
(30) days written notice prior to the expiration of the term. The agreement may be terminated at any time by written agreement between the parties.

     Ms. Kokjer-Greening's base salary shall be $150,000 per year. The Company will provide Ms. Kokjer-Greening with medical/health insurance, three weeks paid vacation and sick leave. Ms. Kokjer-Greening is eligible to receive all other benefits made available by the Company to similarly situated corporate officers and employees, subject to the terms, conditions and overall administration of such benefits and plans, in accordance with the Company's Employee Handbook. The Company will also reimburse all business expenses incurred by Ms. Kokjer-Greening on behalf of the Company.

     Ms. Kokjer-Greening received a grant of stock options for 180,000 shares of common stock at the exercise price of $6.75 per share under the 1999 Stock Incentive Plan, which will vest in accordance with the newly hired employee vesting schedule. Ms. Kokjer-Greening is also entitled to receive stock options for 3% of the shares of any new issuance of the Company's common stock on undiluted basis at the exercise price equal to the current market price at the end of the day of new issuance. This additional stock option is subject to the approval of the investment bankers or investors who are leading the new issuance of the Company's common stock. Subsequent to June 30, 2000, Ms. Kokjer-Greening received additional 46,292 stock options pursuant to the aforementioned term.

     In the event that the 2000 Kokjer-Greening Agreement is terminated with cause by Ms. Kokjer-Greening or without cause by the Company, Ms. Kokjer-Greening is entitled to receive the full amount of salary and employee benefits for three months. These damages shall be reduced by all amounts that she earns during the period between the termination of her employment under this agreement and payment of damages. Any dispute arising between the Company and Ms. Kokjer-Greening will be resolved in arbitration.

     Philip  Hawley  -  Consulting  Agreement
     ----------------------------------------

     On January 3, 2000, the Company entered into a consulting agreement with Mr. Philip M. Hawley. Mr. Hawley is contracted to provide consulting services for the Company when requested by the Company subject to his availability and to the terms and conditions of the agreement. The term of the consulting agreement is for three (3) years commencing on January 3, 2000.

     Mr. Hawley was granted stock options for 220,000 shares of common stock at an exercise price of $6.50 per share under the 1999 Stock Incentive Plan. Of the 220,000 stock options, options for 110,000 shares were immediately exercisable by Mr. Hawley and the remainder are exercisable on or after June 3, 2000. The Company will reimburse all reasonable business expenses incurred by Mr. Hawley in connection with the Company's business upon presentation of receipts or other acceptable documentation of the expenditures.

     The Company and/or Mr. Hawley may terminate the agreement without cause upon 30 days prior written notice to the other. In either event, all unexercised options granted to Mr. Hawley by the Company will be terminated on the date of termination. The Company will indemnify Mr. Hawley from all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies that result from or relate to the discharge of his duties under the agreement.

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors has selected BDO Seidman LLP, Los Angeles, California, as independent certified public accountants to act as the Company's auditors for the fiscal year ending June 30, 2001. BDO Seidman LLP has examined the accounts of the Company since July 1, 1999, and in the opinion of management, the firm should continue as the Company's auditors. Unless otherwise specified, the shares of common stock represented by the proxies solicited hereby will be voted "FOR" the proposal to appoint BDO Seidman LLP as the Company's auditors.

     Representatives of BDO Seidman LLP are expected to be present at the meeting, will have an opportunity to make a statement if they wish to do so, and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE APPOINTMENT OF BDO SEIDMAN LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2001.

                              SHAREHOLDER PROPOSALS

     In order to be considered for inclusion in the Company's proxy materials for the 2001 annual meeting of shareholders, written notice of any shareholder proposal must be received by the Company by June 29, 2001. The Company did not receive notice of any shareholder proposal or nominations of persons for election to the Board of Directors relating to the 2000 Annual Meeting. All proposals and nominations should be directed to the Company's principal executive offices at 600 South Lake Avenue, Suite 405, Pasadena, California,
91106,  Attention:  Manager  of  Investor  Relations.

                                  OTHER MATTERS

     A copy of the Company's 2000 Annual Report is included with this Proxy Statement.

     All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. Any Proxy in which no direction is specified will be voted in favor of each of the nominees and ratification of the Board's selection of independent auditors.

     The Board of Directors does not intend to bring any matters before the Annual Meeting other than as stated in this Proxy Statement and is not aware that any other matters will be presented for action at the meeting. Should any other matters be properly presented, the person named in the enclosed form of Proxy will vote the Proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the Proxy.

     Copies of the Company's Annual Report on Form 10-KSB for the year ended June 30, 2000, as filed with the Securities and Exchange Commission will be provided to stockholders without charge upon request to the Manager of Investor Relations, Cyber Merchants Exchange, Inc., 600 S. Lake Avenue, Suite 405, Pasadena, CA 91106. (888) 564-6263.

                               By  Order  of  the  Board  of  Directors,


                                  /s/  Frank  S.  Yuan
                               -------------------------
                               Frank  S.  Yuan
                               Chairman of the Board and Chief Executive Officer
November  14,  2000

NOTE: THIS PROXY SHOULD BE MARKED, DATED AND SIGNED BY THE SHAREHOLDER(S) EXACTLY AS HIS OR HER NAME APPEARS HEREON, AND RETURNED IN THE ENCLOSED ENVELOPE.
THIS PROXY WILL BE VOTED AS DIRECTED AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY POSTPONEMENT(S) OR ADJOURNMENTS(S) THEREOF WITH RESPECT TO THE ELECTION OF DIRECTORS AND RATIFICATION OF AUDITORS. IF NO CONTRARY OBJECTION IS INDICATED OR SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED AND FOR RATIFICATION OF THE INDEPENDENT AUDITORS.

                             DATED: ________________________________, 2000.

                             ___________________________________________________
                             Print name(s) exactly as shown on Stock Certificate

                             ___________________________________________________
                             (Signature)

                             ___________________________________________________
                             (Signature)

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE. Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

PROXY      THIS  PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                 CYBER MERCHANTS EXCHANGE, INC., D.B.A. C-ME.COM
             2000 ANNUAL MEETING OF SHAREHOLDERS - DECEMBER 14, 2000

The undersigned shareholder of CYBER MERCHANTS EXCHANGE, INC., a California corporation, (the "Company") hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated October 27, 2000, and hereby appoints Frank S. Yuan or John F. Busey or either of them, as proxies and attorneys-in-fact with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2000 Annual Meeting of Shareholders of the Company to be held on December 14, 2000, at adjournment(s) or postponement(s) thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matter set forth below:

PROPOSAL  NO.  1 - ELECTION  OF  DIRECTORS

     [_]  For all nominees listed below         [_]  Withhold  authority for all
                                                     nominees  listed  below

     If you wish to withhold authority for any individual nominee(s), strike a line through his or her name(s) in the list below:

     Frank  S.  Yuan          John  F.  Busey          Howard  Moore
     Charles  Rice            Deborah  Shamaley        Philip  M.  Hawley

PROPOSAL NO. 2 - RATIFICATION OF SELECTION OF BDO SEIDMAN LLP AS AUDITORS OF THE COMPANY FOR FISCAL YEAR ENDING JUNE 30, 2001

     [_]  For            [_]  Against           [_]  Abstain
                                                                SEE REVERSE SIDE
                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE